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                                   PROSPECTUS

                                  JULY 5, 2000
--------------------------------------------------------------------------------

                                     [LOGO]

                              SEASONS SERIES TRUST

            - MULTI-MANAGED GROWTH PORTFOLIO

            - MULTI-MANAGED MODERATE GROWTH PORTFOLIO

            - MULTI-MANAGED INCOME/EQUITY PORTFOLIO

            - MULTI-MANAGED INCOME PORTFOLIO


            - ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO



            - STOCK PORTFOLIO


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................    3
        Q&A.................................................    3

MORE INFORMATION ABOUT THE PORTFOLIOS.......................   10
        Investment Strategies...............................   10
        Additional Information about the Seasons
           Portfolios.......................................   10

GLOSSARY....................................................   13
        Investment Terminology..............................   13
        Risk Terminology....................................   15

MANAGEMENT..................................................   17
        Investment Adviser and Manager......................   17
        Information about the Subadvisers...................   18
        Portfolio Management................................   19
        Custodian, Transfer and Dividend Paying Agent.......   20

ACCOUNT INFORMATION.........................................   21
        Transaction Policies................................   21
        Dividend Policies and Taxes.........................   21

FINANCIAL HIGHLIGHTS........................................   22

FOR MORE INFORMATION........................................   23

MANAGED COMPONENTS -- the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio's investment objective.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INCOME is interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
-------------------------------------------------------------------------------


The following questions and answers are designed to provide you with information about Seasons Series Trust (the "Trust"), and to give you an overview of certain of the Trust's separate investment series ("Portfolios") and their investment goals and principal strategies. This Prospectus describes six of the Portfolios, which we call the "Seasons Portfolios," that are available through the Seasons Variable Annuity Contract. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 10, and the glossary that follows on page 13.


Q&A

                          Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND
                             STRATEGIES?

                          A: Each Portfolio operates as a separate mutual fund
                             and has its own investment goal and a strategy for pursuing it. A Portfolio's investment goal may be changed by the Board of Trustees without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles.


                                                          SEASONS PORTFOLIOS
                                        PORTFOLIO            INVESTMENT GOAL           STRATEGY
                                  MULTI-MANAGED GROWTH     long-term growth of    asset allocation
                                  PORTFOLIO                capital                through Managed
                                                                                  Components
                                  MULTI-MANAGED            long-term growth of    asset allocation
                                  MODERATE GROWTH          capital, with          through Managed
                                  PORTFOLIO                capital                Components
                                                           preservation as a
                                                           secondary objective
                                  MULTI-MANAGED            conservation of        asset allocation
                                  INCOME/EQUITY            principal while        through Managed
                                  PORTFOLIO                maintaining some       Components
                                                           potential for
                                                           long-term growth of
                                                           capital
                                  MULTI-MANAGED INCOME     capital                asset allocation
                                  PORTFOLIO                preservation           through Managed
                                                                                  Components
                                  ASSET ALLOCATION:        capital                investment
                                  DIVERSIFIED GROWTH       appreciation           primarily through a
                                  PORTFOLIO                                       strategic
                                                                                  allocation of
                                                                                  approximately 80%
                                                                                  (with a range of
                                                                                  65-95%) of its
                                                                                  assets to equity
                                                                                  securities and
                                                                                  approximately 20%
                                                                                  (with a range of
                                                                                  5-35%) of its
                                                                                  assets to fixed
                                                                                  income securities
                                  STOCK PORTFOLIO          long-term capital      investment
                                                           appreciation, with     primarily in the
                                                           a secondary            common stocks of a
                                                           objective of           diversified group
                                                           increasing dividend    of well-established
                                                           income                 growth companies

Each of the Seasons MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS (referred to hereinafter as the "Multi-Managed Seasons Portfolios") allocates all of its assets among three or four distinct MANAGED COMPONENTS, each managed by a separate Manager and each with its own investment strategy. The three Managers of the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SunAmerica"), Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC"). None of the Multi-Managed Seasons Portfolios contains a passively managed component. The four current Managed Components are SUNAMERICA/AGGRESSIVE GROWTH, JANUS/GROWTH, SUNAMERICA/BALANCED and WMC/FIXED INCOME. The Managed Components each invests to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio. The term "Manager" as used herein shall mean either SunAmerica, the Investment Adviser to the Trust, or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.

Although each Multi-Managed Seasons Portfolio has a distinct investment objective and allocates its assets in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Seasons Portfolios. However, the equity/ debt weightings of the SUNAMERICA/BALANCED component under normal market conditions will vary depending on the objective of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.


                                SUNAMERICA/
                                AGGRESSIVE       JANUS/       SUNAMERICA/       WMC/FIXED
                                 GROWTH          GROWTH       BALANCED           INCOME
          PORTFOLIO             COMPONENT        COMPONENT    COMPONENT         COMPONENT
MULTI-MANAGED GROWTH                  20%            40%            20%               20%
PORTFOLIO

MULTI-MANAGED MODERATE GROWTH         18%            28%            18%               36%
PORTFOLIO

MULTI-MANAGED INCOME/EQUITY            0%            18%            28%               54%
PORTFOLIO

MULTI-MANAGED INCOME                   0%             8%            17%               75%
PORTFOLIO

Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?



A: The following section describes the principal risks of each Portfolio, and the charts beginning on page 11 describe various additional risks.


    RISKS OF INVESTING IN EQUITY SECURITIES


    The MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION:
    DIVERSIFIED GROWTH and STOCK PORTFOLIOS invest primarily in equity securities. In addition, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest significantly in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION: DIVERSIFIED GROWTH and STOCK PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well, under circumstances in which, "growth" stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    RISKS OF INVESTING IN BONDS


    The MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest primarily in bonds. In addition, the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS each invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.


    RISKS OF INVESTING IN JUNK BONDS


    Each of the Portfolios except the STOCK PORTFOLIO may invest in varying degrees in high yield/ high risk securities, also known as "junk bonds," which are considered speculative. While the Managers try to diversify a Portfolio and try to engage in a credit analysis of each junk bond issuer in which a Portfolio invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.



    RISKS OF INVESTING INTERNATIONALLY



    All Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    RISKS OF INVESTING IN SMALLER COMPANIES


    All Portfolios may invest in smaller companies. Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS.


    RISKS OF INVESTING IN "NON-DIVERSIFIED" PORTFOLIOS


    Each MULTI-MANAGED SEASONS PORTFOLIO is "non-diversified," which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


    ADDITIONAL PRINCIPAL RISKS

    Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q: HOW HAVE THE SEASONS PORTFOLIOS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and by comparing each Portfolios' average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------
                         MULTI-MANAGED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  31.45%
1999  55.76%

During the period shown in the bar chart, the highest return for a quarter was 31.19% (quarter ended 12/31/99) and the lowest return for a quarter was -6.23% (quarter ended 9/30/98). For the most recent calendar quarter ended 3/31/00 the return was 8.98%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION****
----------------------------------------------------------------------------------------
 Multi-Managed Growth Portfolio                               55.76%       39.02%
----------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                            -0.82%       18.36%
----------------------------------------------------------------------------------------
 Blended Benchmark Index***                                   14.77%       65.84%
----------------------------------------------------------------------------------------

   * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
 *** The Blended Benchmark Index consists of 51% Standard & Poor's Composite
     Index of 500 Stocks (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index, and 2% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                    MULTI-MANAGED MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  25.07%
1999  41.32%

During the period shown in the bar chart, the highest return for a quarter was 24.57% (quarter ended 12/31/99) and the lowest return for a quarter was -4.20% (quarter ended 9/30/98). For the most recent calendar quarter ended 3/31/00 the return was 7.58%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION****
----------------------------------------------------------------------------------------
 Multi-Managed Moderate Growth Portfolio                      41.32%       30.90%
----------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                            -0.82%       18.36%
----------------------------------------------------------------------------------------
 Blended Benchmark Index***                                   11.38%       54.01%
----------------------------------------------------------------------------------------

   * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
 *** The Blended Benchmark Index consists of 37.9% Standard & Poor's Composite
     Index of 500 Stocks (S&P 500 Index), 42.3% Lehman Brothers Aggregate Index, 18.0% Russell 2000 Index, and 1.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------
                     MULTI-MANAGED INCOME/EQUITY PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  19.13%
1999  17.31%

During the period shown in the bar chart, the highest return for a quarter was 10.80% (quarter ended 12/31/99) and the lowest return for a quarter was 0.30% (quarter ended 9/30/99). For the most recent calendar quarter ended 3/31/00 the return was 5.54%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION****
----------------------------------------------------------------------------------------
 Multi-Managed Income/Equity Portfolio                        17.31%       18.76%
----------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                            -0.82%       18.36%
----------------------------------------------------------------------------------------
 Blended Benchmark Index***                                   6.37%        42.85%
----------------------------------------------------------------------------------------

   * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
 *** The Blended Benchmark Index consists of 33.4% Standard & Poor's Composite
     Index of 500 Stocks (S&P 500 Index), 63.8% Lehman Brothers Aggregate Index, and 2.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                         MULTI-MANAGED INCOME PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  13.58%
1999   6.99%

During the period shown in the bar chart, the highest return for a quarter was 5.31% (quarter ended 12/31/99) and the lowest return for a quarter was -0.17% (quarter ended 6/30/99). For the most recent calendar quarter ended 3/31/00 the return was 3.83%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION****
----------------------------------------------------------------------------------------
 Multi-Managed Income Portfolio                               6.99%        12.16%
----------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                            -0.82%       18.36%
----------------------------------------------------------------------------------------
 Blended Benchmark Index***                                   2.90%        30.65%
----------------------------------------------------------------------------------------

   * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
 *** The Blended Benchmark Index consists of 17.35% Standard & Poor's Composite
     Index of 500 Stocks (S&P 500 Index), 80.95% Lehman Brothers Aggregate Index, and 1.70% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------
                 ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  13.43%
1999  18.79%

During the period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was -9.81% (quarter ended 9/30/98). For the most recent calendar quarter ended 3/31/00 the return was 2.12%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION****
 Asset Allocation: Diversified Growth Portfolio               18.79%       16.52%
----------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                            -0.82%       18.36%
----------------------------------------------------------------------------------------
 Blended Benchmark Index***                                   17.72%       75.95%
----------------------------------------------------------------------------------------

   * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
  ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
 *** The Blended Benchmark Index consists of 60% Standard & Poor's Composite
     Index of 500 Stocks (S&P 500 Index), 20% Lehman Brothers Aggregate Index, and 20% Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index. The S&P 500 Index tracks the preformance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The MSCI EAFE Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                                STOCK PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  27.24%
1999  21.51%

During the period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was -11.25% (quarter ended 9/30/98). For the most recent calendar quarter ended 3/31/00 the return was 8.17%.

AVERAGE ANNUAL TOTAL RETURNS                                  PAST         RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION**
---------------------------------------------------------------------------------------
 Stock Portfolio                                              21.51%       28.93%
---------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                               21.04%       102.56%
---------------------------------------------------------------------------------------

  * The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.
 ** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
-------------------------------------------------------------------------------

INVESTMENT STRATEGIES


Each Portfolio has its own investment goal and principal strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's and Managed Component's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the Seasons Variable Annuity Contract.



You should be aware that if you purchase a Seasons Variable Annuity Contract you will not invest directly in one of the Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Strategies," each of which invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.


ADDITIONAL INFORMATION ABOUT THE SEASONS PORTFOLIOS

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it's important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the MULTI-MANAGED GROWTH and MULTI-MANAGED MODERATE GROWTH PORTFOLIOS seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the SUNAMERICA/AGGRESSIVE GROWTH and JANUS/GROWTH components than do the other two Multi-Managed Seasons Portfolios. In contrast, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SUNAMERICA/BALANCED and WMC/FIXED INCOME components. The MULTI-MANAGED INCOME/EQUITY and the MULTI-MANAGED INCOME PORTFOLIOS do not allocate any percentage of their assets to the SUNAMERICA/AGGRESSIVE GROWTH component.

You should carefully review the investment objectives and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you invest in a Strategy that invests heavily in the MULTI-MANAGED INCOME PORTFOLIO, you should be aware that this Portfolio distributes its assets among the JANUS/GROWTH component, the SUNAMERICA/BALANCED component and the WMC/FIXED INCOME component in a ratio of 8%/17%/75%. Also, if you invest in a Strategy that invests heavily in the MULTI-MANAGED INCOME PORTFOLIO you should be aware that this Portfolio invests three quarters of its assets in the WMC/FIXED INCOME component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.


                                        SEASONS PORTFOLIOS
                              SUNAMERICA/                                         SUNAMERICA/
                           AGGRESSIVE GROWTH            JANUS/GROWTH               BALANCED
                               COMPONENT                  COMPONENT                COMPONENT
What are the            - Equity securities,       - Equity securities      - Equity securities:
Portfolio's/Managed      including those of         selected for their       -large-cap stocks
Component's principal    lesser known or new        growth potential:        -mid-cap stocks
investments?             growth companies or        -large-cap stocks       - Long term bonds and
                         industries, such as        -mid-cap stocks          other debt securities
                         technology,                -small-cap stocks       - 70%/30% neutral
                         telecommunications,                                 equity/debt weighting
                         media                                               for Multi-Managed
                         and healthcare:                                     Growth and Moderate
                         -mid-cap stocks                                     Growth Portfolios
                         -small-cap stocks                                   (actual weighting may
                                                                             differ)
                                                                            - 50%/50% neutral
                                                                             equity/debt weighting
                                                                             for Multi-Managed
                                                                             Income/Equity and
                                                                             Income Portfolios
                                                                             (actual weighting may
                                                                             differ)
In what other types     - Large-cap stocks         - Junk bonds (up to      - Small-cap stocks (up
of investments may      - Short-term                35%)                     to 20%)
the Portfolio/           investments               - Short-term             - Short-term
Managed Component        (up to 25%)                investments              investments
significantly invest?   - Illiquid securities       (up to 25%)              (up to 25%)
                         (up to 15%)               - Illiquid securities    - Foreign securities
                        - Securities lending        (up to 15%)              (up to 25%)
                         (up to 33 1/3%)           - Securities lending     - ADRs/EDRs/GDRs
                        - Options                   (up to 33 1/3%)         - Emerging markets
                                                                            - PFICs
                                                                            - Illiquid securities
                                                                             (up to 15%)
                                                                            - Securities lending
                                                                             (up to 33 1/3%)
What other types of     - Investment grade         - Investment grade       - Investment grade
investments may the      fixed income               fixed                    fixed income
Portfolio/Managed        securities                 income securities        securities
Component use as part   - U.S. government          - U.S. government        - U.S. government
of efficient             securities                 securities               securities
portfolio management    - Asset-backed and         - Asset-backed and       - Asset-backed and
or to enhance return?    mortgage- backed           mortgage- backed         mortgage- backed
                         securities                 securities               securities
                        - Foreign securities       - Foreign securities     - Options and futures
                        - ADRs/EDRs/GDRs           - ADRs/EDRs/GDRs         - Special situations
                        - PFICs                    - Currency transactions   (up to 25%)
                        - Options and futures      - Currency baskets       - Currency transactions
                        - Special situations       - Emerging markets       - Currency baskets
                         (up to 25%)               - PFICs
                                                   - Options and futures
                                                   - Special situations
                                                    (up to 25%)
What risks normally     - Market volatility        - Market volatility      - Market volatility
affect the Portfolio/   - Securities selection     - Securities selection   - Securities selection
Managed Component?      - Growth stocks            - Growth stocks          - Interest rate
                        - Small and medium         - Junk bonds              fluctuations
                         sized companies           - Small and medium       - Small and medium
                        - Non-diversified           sized companies          sized companies
                         status                    - Non-diversified        - Non-diversified
                        - Foreign exposure          status                   status
                        - Emerging markets         - Foreign exposure       - Foreign exposure
                        - Illiquidity              - Emerging markets       - Emerging markets
                        - Prepayment               - Credit quality         - Illiquidity
                        - Derivatives              - Illiquidity            - Prepayment
                        - Hedging                  - Prepayment             - Derivatives
                        - Active trading           - Derivatives            - Hedging
                                                   - Hedging
                                                   - Active trading


                                        SEASONS PORTFOLIOS
                               WMC/FIXED              ASSET ALLOCATION:
                                INCOME                   DIVERSIFIED
                               COMPONENT              GROWTH PORTFOLIO          STOCK PORTFOLIO
What are the            - U.S. and foreign         - Strategic allocation   - Common stocks of well
Portfolio's/Managed      fixed income               of approximately 80%     established growth
Component's principal    securities of varying      (with a range of         companies (at least
investments?             maturities and             65-95%) of assets to     65% of total assets)
                         risk/return                equity securities:
                         characteristics (at        -large-cap stocks
                         least 80% investment       -mid-cap stocks
                         grade securities and       -small-cap stocks
                         at least 85% U.S.         - Strategic allocation
                         dollar denominated         of approximately 20%
                         securities)                (with a range of
                                                    5-35%) of assets to
                                                    fixed income
                                                    securities
In what other types     - Junk bonds (up to        - Junk bonds (up to      - Short-term
of investments may       20%)                       20%)                     investments
the Portfolio/          - Short-term               - Short-term              (up to 25%)
Managed Component        investments                investments             - Foreign securities
significantly invest?    (up to 25%)                (up to 25%)              (up to 30%)
                        - Foreign securities       - Foreign securities     - Illiquid securities
                         (up to 15% denominated     (up to 60%)              (up to 15%)
                         in foreign currencies;    - Illiquid securities    - Securities lending
                         up to 100% denominated     (up to 15%)              (up to 33 1/3%)
                         in U.S. dollars)          - Securities lending
                        - Illiquid securities       (up to 33 1/3%)
                         (up to 15%)
                        - Securities lending
                         (up to 33 1/3%)
What other types of     - Investment grade         - Investment grade       - Mid-cap stocks
investments may the      fixed income               fixed                   - Investment grade
Portfolio/Managed        securities                 income securities        fixed income
Component use as part   - U.S. government          - U.S. government         securities
of efficient             securities                 securities              - U.S. government
portfolio management    - Asset-backed and         - Asset-backed and        securities
or to enhance return?    mortgage- backed           mortgage- backed        - Asset-backed and
                         securities                 securities               mortgage- backed
                        - Currency transactions    - ADRs/EDRs/GDRs          securities
                        - Currency baskets         - Currency transactions  - ADRs/EDRs/ GDRs
                        - PFICs                    - Currency baskets       - Currency transactions
                        - Options and futures      - Emerging markets       - Currency baskets
                        - Special situations       - PFICs                  - Emerging markets
                         (up to 25%)               - Options and futures    - PFICs
                                                   - Special situations     - Options and futures
                                                    (up to 25%)             - Special situations
                                                                             (up to 25%)
                                                                            - Convertible
                                                                             securities and
                                                                             warrants
What risks normally     - Market volatility        - Market volatility      - Market volatility
affect the Portfolio/   - Securities selection     - Securities selection   - Securities selection
Managed Component?      - Interest rate            - Growth stocks          - Growth stocks
                         fluctuations              - Foreign exposure       - Foreign exposure
                        - Non-diversified          - Small and medium       - Medium-sized
                         status                     sized companies          companies
                        - Foreign exposure         - Emerging markets       - Emerging markets
                        - Emerging markets         - Credit quality         - Illiquidity
                        - Credit quality           - Junk bonds             - Prepayment
                        - Junk bonds               - Illiquidity            - Derivatives
                        - Illiquidity              - Prepayment             - Hedging
                        - Prepayment               - Derivatives
                        - Derivatives              - Hedging
                        - Hedging
                        - Active trading

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:


    - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. WMC will consider stock of companies with market capitalizations equaling or exceeding the median market capitalization of the S&P 500-Registered Trademark- to be large-cap stocks. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, Inc. or Lipper.

    - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, Inc. or Lipper.

    - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, Inc. or Lipper.

    - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

    - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

    - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

    - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

    - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. INVESTMENT GRADE refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's or determined by the Manager to be of comparable quality.

    - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

    - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES.

    - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICS), American Depositary Receipts
(ADRS) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.


ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.



OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, ETC. at a specified future date and price.



SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.


A SPECIAL SITUATION arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each fiscal year since inception.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.


DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (E.G., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed the risks associated with hedging as describe in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.


INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

SUNAMERICA ASSET MANAGEMENT CORP. SUNAMERICA serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, serves as Manager for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Strategic Investment Series, Inc., SunAmerica Style Select
Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust.


In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the SUNAMERICA/AGGRESSIVE GROWTH and SUNAMERICA/BALANCED components of the Multi-Managed Seasons Portfolios.


For the fiscal year ended March 31, 2000 each Seasons Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                     FEE
---------                                                     ---
Multi-Managed Growth Portfolio............................    0.89%

Multi-Managed Moderate Growth Portfolio...................    0.85%

Multi-Managed Income/Equity Portfolio.....................    0.81%

Multi-Managed Income Portfolio............................    0.77%

Asset Allocation: Diversified Growth Portfolio............    0.85%

Stock Portfolio...........................................    0.85%


SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.


INFORMATION ABOUT THE SUBADVISERS


JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.



PUTNAM INVESTMENT MANAGEMENT, INC. PUTNAM is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.


T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients.

WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT


The management of each Portfolio and Managed Component is summarized in the following table.



                                     SEASONS PORTFOLIOS
                                                   PORTFOLIO MANAGEMENT ALLOCATED AMONG
                  PORTFOLIO                               THE FOLLOWING MANAGERS
--------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                 - Janus
                                                 (through Janus/Growth component)
                                               - SunAmerica
                                                 (through SunAmerica/Aggressive Growth
                                               component and SunAmerica/Balanced component)
                                               - WMC
                                                 (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio        - Janus
                                                 (through Janus/Growth component)
                                               - SunAmerica
                                                 (through SunAmerica/Aggressive Growth
                                               component and SunAmerica/Balanced component)
                                               - WMC
                                                 (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio          - Janus
                                                 (through Janus/Growth component)
                                               - SunAmerica
                                                 (through SunAmerica/Balanced component)
                                               - WMC
                                                 (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio                 - Janus
                                                 (through Janus/Growth component)
                                               - SunAmerica
                                                 (through SunAmerica/Balanced component)
                                               - WMC
                                                 (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth           - Putnam
Portfolio
--------------------------------------------------------------------------------------------
Stock Portfolio                                - T. Rowe Price
--------------------------------------------------------------------------------------------

The primary investment manager(s) and/or the management team(s) for each Portfolio and Managed Component is set forth in the following table.



                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
SunAmerica/            SunAmerica      - Donna M. Calder                    Ms. Calder has been a
Aggressive Growth                       Vice President and Portfolio        portfolio manager since
component                               Manager (Domestic Equity            joining the firm in
(Multi-Managed                          Investment Team)                    March 1998. Prior to joining
Seasons Portfolios)                                                         SunAmerica, Ms. Calder was
                                                                            the Founder and General
                                                                            Partner of Manhattan Capital
                                                                            Partners, L.P. (1991-1995)

---------------------------------------------------------------------------------------------------------
SunAmerica/ Balanced   SunAmerica      - Francis D. Gannon                  Mr. Gannon has been a
component                               Vice President and                  portfolio manager with the
(Multi-Managed                          Portfolio Manager                   firm since 1996. He joined
Seasons Portfolios)                     (Domestic Equity Investment Team)   SunAmerica as an equity
                                                                            analyst in 1993.
                                       - Fixed Income Investment Team
---------------------------------------------------------------------------------------------------------
Janus/Growth           Janus           - Michael Dugas                      Mr. Dugas joined Janus in
component                               Senior Portfolio Manager            1993. He manages separate
(Multi-Managed                                                              accounts in the Diversified
Seasons Portfolios)                                                         Growth Discipline and serves
                                                                            as an assistant portfolio
                                                                            manager of Janus Mercury
                                                                            Fund.
---------------------------------------------------------------------------------------------------------
WMC/Fixed Income       WMC             - Lucius T. Hill, III                Mr. Hill has been a portfolio
component                               Senior Vice President and Partner   manager with WMC since
(Multi-Managed                                                              joining the firm in 1993.
Seasons Portfolios)
---------------------------------------------------------------------------------------------------------
Asset Allocation:      Putnam          - Global Asset Allocation            N/A
Diversified Growth                      Committee
Portfolio
---------------------------------------------------------------------------------------------------------
Stock Portfolio        T. Rowe Price   - Robert W. Smith                    Mr. Smith has been managing
                                        Investment Advisory Committee       investments with T. Rowe
                                        Chairman, Managing Director, and    Price since joining the firm
                                        Equity Portfolio Manager            in 1992.
---------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are currently offered only to Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a Seasons Variable Annuity Contract from Anchor National.



You should be aware that if you purchase a Seasons Variable Annuity Contract you will not invest directly in one of the Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Startegies," each of which invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.



You should also be aware that the Seasons Variable Annuity Contract involves fees and expenses that are not described in this Prospectus, and that the Contract also may involve certain restrictions and limitations. You will find information about purchasing a Seasons Variable Annuity Contract in the prospectus that offers the Contract, which accompanies this Prospectus.


TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.


BUY AND SELL PRICES. Variable Annuity Account Five buys and sells shares of a Portfolio at NAV, without any sales or other charges.


EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following Financial Highlights table for each Portfolio is intended to help you understand the Portfolios' financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's annual report to shareholders, which is available upon request.

 -----------------------------------------------------------------------------------------------------------------------------
                                                      Net
                            Net                   realized &                 Dividends     Dividends
                           Asset                  unrealized                  declared     from net     Net Asset
                           Value        Net       gain (loss)   Total from    from net     realized       Value
                         beginning   investment       on        investment   investment     gain on      end of       Total
     Period ended        of period   income*/**   investments   operations     income     investments    period     Return***
 -----------------------------------------------------------------------------------------------------------------------------
                                                Multi-Managed Growth Portfolio
 4/15/97-3/31/98          $10.00       $0.18         $2.95        $ 3.13       ($0.08)      ($0.20)      $12.85       31.55%
 3/31/99                   12.85        0.16          4.41          4.57        (0.18)       (0.03)       17.21       35.98
 3/31/00                   17.21        0.18          7.72          7.90        (0.19)       (3.44)       21.48       49.03
                                            Multi-Managed Moderate Growth Portfolio
 4/15/97-3/31/98           10.00        0.27          2.40          2.67        (0.13)       (0.17)       12.37       26.86
 3/31/99                   12.37        0.28          3.10          3.38        (0.23)       (0.02)       15.50       27.73
 3/31/00                   15.50        0.33          5.24          5.57        (0.30)       (2.17)       18.60       37.90
                                             Multi-Managed Income/Equity Portfolio
 4/15/97-3/31/98           10.00        0.41          1.68          2.09        (0.20)       (0.10)       11.79       21.10
 3/31/99                   11.79        0.43          1.57          2.00        (0.36)       (0.10)       13.33       17.27
 3/31/00                   13.33        0.49          1.87          2.36        (0.41)       (0.99)       14.29       18.52
                                                Multi-Managed Income Portfolio
 4/15/97-3/31/98           10.00        0.51          1.15          1.66        (0.27)       (0.10)       11.29       16.81
 3/31/99                   11.29        0.53          0.72          1.25        (0.40)       (0.07)       12.07       11.19
 3/31/00                   12.07        0.57          0.49          1.06        (0.54)       (0.40)       12.19        9.16
                                        Asset Allocation: Diversified Growth Portfolio
 4/15/97-3/31/98           10.00        0.23          1.76          1.99        (0.12)       (0.16)       11.71       20.09
 3/31/99                   11.71        0.14          0.90          1.04        (0.12)          --        12.63        9.02
 3/31/00                   12.63        0.21          2.04          2.25        (0.22)       (0.71)       13.95       18.14
                                                        Stock Portfolio
 4/15/97-3/31/98           10.00        0.03          4.80          4.83        (0.02)       (0.15)       14.66       48.59
 3/31/99                   14.66        0.03          1.84          1.87        (0.02)       (0.30)       16.21       13.05
 3/31/00                   16.21       (0.01)         4.47          4.46           --        (1.07)       19.60       28.35
 ----------------------------------------------------------------------------------------------------------------   ----------

 ---------------------  ------------------------------------------------

                          Net       Ratio of    Ratio of net
                         Assets     expenses     investment
                         end of    to average    income to
                         period       net       average net    Portfolio
     Period ended       (000's)     assets+       assets+      turnover
 ---------------------  ------------------------------------------------
                                 Multi-Managed Growth Portfolio
 4/15/97-3/31/98        $32,481       1.29%#        1.52%#        114%
 3/31/99                 69,712       1.19          1.11          124
 3/31/00                103,976       1.15          0.98          117
                            Multi-Managed Moderate Growth Portfolio
 4/15/97-3/31/98         32,622       1.21#         2.36#         101
 3/31/99                 75,694       1.16          2.08          105
 3/31/00                107,421       1.10          1.97          108
                             Multi-Managed Income/Equity Portfolio
 4/15/97-3/31/98         25,957       1.14#         3.72#          46
 3/31/99                 62,121       1.14          3.51           65
 3/31/00                 74,778       1.10          3.61           68
                                 Multi-Managed Income Portfolio
 4/15/97-3/31/98         18,378       1.06#         4.69#          47
 3/31/99                 50,250       1.06          4.50           43
 3/31/00                 54,037       1.06          4.72           61
                         Asset Allocation: Diversified Growth Portfolio
 4/15/97-3/31/98         50,384       1.21#         2.06#         166
 3/31/99                117,663       1.21          1.21          149
 3/31/00                161,058       1.21          1.58          156
                                        Stock Portfolio
 4/15/97-3/31/98         42,085       1.21#         0.24#          46
 3/31/99                 97,047       1.10          0.20           52
 3/31/00                132,831       1.06         (0.05)          75
 ---------------------  ------------------------------------------------

  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.
  # Annualized
  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:


                                                                         Expenses                     Net Investment Income
                                                              3/31/98    3/31/99    3/31/00       3/31/98    3/31/99    3/31/00
                                                              ------------------------------------------------------------------
Multi-Managed Growth Portfolio..............................    1.44%      1.19%      1.15%         1.37%      1.11%      0.98%
Multi-Managed Moderate Growth Portfolio.....................    1.40       1.16       1.10          2.17       2.08       1.97
Multi-Managed Income/Equity Portfolio.......................    1.43       1.14       1.10          3.43       3.51       3.61
Multi-Managed Income Portfolio..............................    1.50       1.07       1.08          4.25       4.49       4.70
Asset Allocation: Diversified Growth Portfolio..............    1.53       1.22       1.21          1.74       1.20       1.58
Stock Portfolio.............................................    1.26       1.10       1.06          0.19       0.20      (0.05)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

    The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

    You may obtain copies of these documents or ask questions about the Portfolios by contacting:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725